# AMERICAN WATER

WE CARE ABOUT WATER. IT'S WHAT WE DO.
AMERICAN WATER
125 YEARS since 1886
AN AMERICAN TRADITION

Institutional Presentation Bank of America Merrill Lynch Power and Gas Leaders Conference September 20, 2011 Exhibit 99.2

Certain statements in this presentation are forward-looking statements within the meaning of the safe harbor provisions of the
Private Securities Litigation Reform Act of 1995.  These forward-looking statements are predictions based on our current expectations and assumptions regarding  future events and may relate to, among other things, our future financial performance, including return on equity performance, our growth and portfolio optimization strategies, our projected capital expenditures and related funding requirements, our ability to repay debt, our ability to finance current operations and growth initiatives, the impact of legal proceedings and potential fines and penalties, business process and technology improvement initiatives, trends in our industry, regulatory or legal developments or rate adjustments. Actual results could differ materially because of factors such as decisions of governmental and regulatory bodies, including decisions to raise or lower rates; the timeliness of regulatory commissions’ actions concerning rates; changes in laws, governmental regulations and policies, including environmental, health and water quality and public utility regulations and policies;  weather conditions, patterns or events, including drought or abnormally high rainfall; changes in customer demand for, and patterns of use of, water, such as may result from conservation efforts; significant changes to our business processes and corresponding technology; our ability to appropriately maintain current infrastructure; our ability to obtain permits and other approvals for projects; changes in our capital requirements; our ability to control operating expenses and to achieve efficiencies in our operations; our ability to obtain adequate and cost-effective supplies of chemicals, electricity, fuel, water and other raw materials that are needed for our operations; our ability to successfully acquire and integrate water and wastewater systems that are complementary to our operations and the growth of our business or dispose of assets or lines of business that are not complementary to our operations and the growth of our business; cost overruns relating to improvements or the expansion of our operations;
changes in general economic, business and financial market conditions; access to sufficient capital on satisfactory terms;
fluctuations in interest rates; restrictive covenants in or changes to the credit ratings on our current or future debt that could increase our financing costs or affect our ability to borrow, make payments on debt or pay dividends;  fluctuations in the value of benefit plan assets and liabilities that could increase our cost and funding requirements; our ability to utilize our U.S. and state net operating loss carryforwards; migration of customers into or out of our service territories; difficulty in obtaining insurance at acceptable rates and on acceptable terms and conditions; the incurrence of impairment charges ability to retain and attract qualified employees; and civil disturbance, or terrorist threats or acts or public apprehension about future disturbances or terrorist threats or acts.
Any forward-looking statements we make, speak only as of the date of this presentation. Except as required by law, we specifically disclaim any undertaking or intention to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or otherwise.
Cautionary Statement Concerning Forward-Looking
Statements
September 2011

September 2011

Regulated
Businesses
provide earnings
stability
Solid track record
of Shareholder
Value creation
Continued growth
opportunities
driven by industry
needs
Stable Dividend
Growth
American
Water
NYSE: AWK
American Water’s Value Proposition

Washington
Minnesota
Wisconsin
Michigan
New York
Massachusetts
Rhode Island
Connecticut
New Jersey
Pennsylvania
Iowa
Illinois
Indiana
Ohio
West Virginia
Virginia
Maryland
California
Kansas
Missouri
Kentucky
North Carolina
Tennessee
Arizona
New Mexico
Oklahoma
Arkansas
Alabama
Georgia
Texas
Louisiana
Florida
Manitoba and Ontario, Canada
Hawaii
Regulated
Market-Based
Both

AMERICAN WATER | NYSE: AWK
www.amwater.com

American Water:  The Premier Water Services Provider
in North America
Largely residential
customer base promotes
consistent operating
results
Geographic presence
hedges both weather and
regulatory risk
Scale enables multiple
growth opportunities
across service areas

September 2011

Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11

AMERICAN WATER | NYSE: AWK
www.amwater.com

September 2011
0.40
0.45
0.50
0.55
0.60
0.65
AWK Beta
Total Shareholder Return : American Water vs. Indices
(September 13, 2010 – September 13, 2011)

Shareholder Return
LTM
American Water
S&P 500
Dow Jones Utilities
+30.9%
+6.7%
+10.9%
80%
90%
100%
110%
120%
130%
140%
150%
160%
AWK
DJ Util
S&P 500
Source: Thomson Reuters

The US Water Industry

The U.S. Water Industry 7 Key Water Sector Themes Aging Infrastructure Fragmented Industry Increasing Environmental Requirements Capital Availability Technology September 2011

**Sept 2008**

**Johnson Foundation** begins coalition to explore solutions to water challenges.

**Jan 2009**

**American Society of Civil Engineers (ASCE) Infrastructure Report Card** gives D-minus grades to water and wastewater infrastructure.

**March 2009**

**EPA Infrastructure Needs Assessment** estimates $1 trillion needed for public water and waste-water systems.

**Sept 2010**

**Johnson Foundation issues Charting New Waters: A Call to Action to Address U.S. Freshwater Challenges.** Full cost pricing of services is among recommenda-tions.

**Oct 2010**

**ITT Corp. releases Value of Water Survey** revealing 95% of Americans value water over any other service, and 63% say they would pay more for it.

**March 2011**

**Gallup Poll** says water issues worry Americans the most over other environ-mental issues.

**April 2011**

**The Big Thirst released.** Author states U.S. won't take action until consumers pay true cost.

**June 2011**

**Black & Veatch's Electric Utilities Survey** reports water is top concern.

American Water | NYSE: AWK www.amwater.com

September 2011 There is Increasing Public Awareness of Water and Wastewater Issues 8

American Water

CA
610,000
AZ
353,000
NM
57,000
HI
29,000
IA
210,000
MO
1.5 mil
IL
1.2 mil
IN
1.2 mil
MI
12,000
OH
202,000
KY
492,000
TN
337,000
GA
32,000
WV
625,000
VA
320,000
PA
2.2 mil
NY
220,000
NJ
2.5 mil
MD
22,000

AMERICAN WATER | NYSE: AWK
www.amwater.com

September 2011 American Water’s Regulated Presence 10 States where we recently expanded our Regulated Operations States we are in process of exiting Regulated Operations

$360.0
$320.0
$280.0
$240.0
$200.0
$160.0
$120.0
$80.0
$40.0
$0.0
2007
2008
2009
2010
2011
$360.0
$320.0
$280.0
$240.0
$200.0
$160.0
$120.0
$80.0
$40.0
$0.0
2007
2008
2009
2010
2011

AMERICAN WATER | NYSE: AWK
www.amwater.com

September 2011

Recovery Received*
Rate Cases Filed
Infrastructure Charges Rate Cases
$180.1
$313.9
$158.9
$206.2
(in millions of dollars)
(in millions of dollars)
$107.5
$312.7
$33.1
$222.9
Continuing Effort to Earn an Appropriate Rate of Return on
Prudent Investments
• 2010 Recovery Received includes $1.5 million of additional annualized revenues in California associated with its Motion for reconsideration  and rate base addition for cases finalized in 2009
• Recovery Received reflects final orders issued, and does not include Interim rate increases.
$277.2
$129.3
• As of August 26, 2011:  $314.6 million in annualized revenue requests from 9 outstanding rate cases
• In 2011 American Water received average ROE of 10.1%

September 2011
Regulated Operations Growth: Investing in Needed
Infrastructure
(1) Net capex defined as gross capex less advances and contributions in aid of construction.
Capital Expenditure Framework
Net Capex
(1)
by category
Ongoing Capital Expenditure program
of $800 million to $1 billion per year
Capital program focused on
Infrastructure replacement
Capacity projects
Source of supply needs
Acquisitions
Major projects
Pittsburgh, PA
Short Hills, NJ
Warsaw, IN
Hopewell, VA
Peoria, IL

Quality of
Service, 19%
Other, 6%
Asset Renewal,
40%
Capacity
Expansion, 20%
Regulatory
Compliance, 15%

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√

American Water | NYSE: AWK www.amwater.com

American Water is Actively Addressing Regulatory
Lag that Impact Returns on Investments
= Recognition of regulatory lag in rate cases requested, but not yet obtained
• = Recognition of regulatory lag in rate cases that exist today
Note: Each of these tools is designed and applied differently in each state and subject to regulatory change
Pending Rate
Cases
Declining
Usage
Decoupling
Distribution
Surcharges
Balancing/
Trackers
Adjustment
Clauses
California
Iowa
New York
Pennsylvania
Indiana
Missouri
Ohio
New Jersey
September 2011

American Water’s Portfolio Optimization Initiatives
• Balanced Portfolio Analysis
• Focus Achieving Authorized Rates
of Return
• Monetize Non-Producing Assets
• Focused Capital Resources
• Selective Acquisition Opportunities
• Leverage Internal Growth

Focus on
Value Drivers
Drive Profitability and
Returns
Explore Opportunities for
Long-Term Success
Optimizing
Long-term Value
Through
Proactive
Management
Redeploy Value Into Core
Growth Markets
Continue to Lower Costs
September 2011

## Rate Base[1] %

AMERICAN WATER | NYSE: AWK
www.amwater.com

AZ
$265M
(2)
(1)An approximation of rate base as of December 30, 2010 , which includes Net Utility Plant not yet included in rate base pending rate case filings/outcomes
(2)Rate base approved in rate cases by respective commissions
(3)Most recent transactions (AZ, NM, OH and NY) subject to closing risk and regulatory approval

TX
$5.5M
(2)
NM
$34M
(2)
NY
$42M
(3)
MO
$3M
(2)
OH
$70M
(3)
Rate Base
(1)
= $8.3 Bn
Portfolio Optimization: Rate Base Inflows and
Outflows
Proceeds  of $470 mm from New Mexico and Arizona transactions will be used to lower debt or finance Capital Expenditures
September 2011

American Water’s Market-Based Operations Continue
to Generate Opportunities for Growth
(1) Includes 137 AWM and 48 EMC projects
(2) Includes 16 AWM projects
Contract Operations
Military Bases Privatization
• Over $2 Billion in Revenues Backlog
Contract Operations
• Over 200 contracts
(1)
• Serving 3.1 Million people
• 25 industrial contracts
Design, Build,Operate
• 20 current projects
(2)
Homeowner Services
Over 870,000 contracts
17 States
Emerging Technologies
Desalination plant
• Tampa Bay  Seawater, FL
Water Reuse; 22 Projects; 7 States
• Gillette Stadium, MA
• Battery Park, NY
• Butterball Turkey, NC
Regulated-Like
Complementary
Value-Added
Services
For 2010, American Water reported $311.8 million of
Market-Based Operations revenues
September 2011

September 2011

2011 Guidance: Solid Growth Powers Increased
Earnings Guidance, as Adjusted, to $1.75 - $1.82
Note: Changes in events, or circumstances beyond the Company’s control or that it cannot anticipate could materially impact the EPS guidance and could result in actual results being significantly above or below this outlook. In addition to the cautionary statements herein, Investors are advised to review the risk factors in the Company’s 10-K and other filed financial documents when making investment decisions
Previous Guidance $1.65 - $1.75
Key Drivers
New Guidance $1.75 - $1.82
•
Cost efficiencies
•
Continued low interest rate
environment
•
Favorable early summer
weather in Northeast
•
Favorable summer weather
in Midwest states
The 2011 EPS Guidance, as adjusted, does not recognize the benefit to net income and earnings per share of the cessation of depreciation for discontinued operations in Arizona, New Mexico, Texas and Ohio, which is estimated to be approximately $0.09 for 2011

Short Term
Long Term

AMERICAN WATER | NYSE: AWK
www.amwater.com

September 2011
Investment Thesis: Sustained 7-10% EPS Growth
Future Growth
New Services
Regulated Investments
Acquisitions
Operational Excellence/
Efficiencies
ROE improvement
Long Term Growth
Conceptual Representation

September 2011

Financial Update

September 2011
American Water: Solid 2011 Results
Cash Flow From Operations
(in millions)
Net Income*
(in millions)
Operating Revenues
(in millions)
$634.9
$1,192.9
$674.2
$1,276.1
$0.0
$500.0
$1,000.0
$1,500.0
2nd Quarter YTD
2010 2011
$100.9
$262.4
$121.5
$297.9
$0.0
$200.0
$400.0
2nd Quarter YTD
Earnings Per Share*
$72.8
$103.6
$84.6
$131.9
$0.0
$50.0
$100.0
$150.0
2nd Quarter YTD
2010 2011
$0.42
$0.59
$0.48
$0.75
$0.00
$0.20
$0.40
$0.60
$0.80
2nd Quarter YTD
2010 2011
*Net Income and EPS include the cessation of depreciation that favorably affected net income by  $3.2 million after tax, or $0.02 per share and $7.9 million after tax and $0.04 per share for the three and six months ended June 30, 2011, respectively, on assets under agreement for sale
.
2010 2011

Regulated O&M Efficiency Ratio improved 220 bps
for the six months ended June 30, 2011*

September 2011

American Water Continues to Improve Return on
Equity
(1)
to Shareholders
10% - 10.5%
ROE
(5)
1. ROE calculation excludes impairment , SOX, divestiture and other
2. 2008, 2009 and 2010 reflect net income as there was no discontinued operations in these periods
3. 2011 is adjusted for cessation of depreciation associated with assets of discontinued operations
4. Parent company debt as of  June 30, 2011
5. Range of allowed ROE
1.1%
Parent Co.
Debt (4)
Opportunity
(2) (2)
(2)
(3)
4.73%
5.28%
6.49%
6.95%
2008 2009 2010 LTM
6/30/11
Allowed
ROE
American Water continues to close ROE Gap

25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
17.94%
7.16%
3.51%
0.41%
4.00%
3.46%
4.18%
5.45%
AWK
Average of Water Peers (1)
Average of Gas Companies (2)
Average of Regulated Electric Companies (3)
Yield
EPS CAGR

14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
7% - 10%
7.25%
2.90%
5.38%
3.19%
3.43%
3.71%
4.63%
AWK
Average of Water Peers (1)
Average of Gas Companies (2)
Average of Regulated Electric Companies (3)
Yield
LTG

AMERICAN WATER | NYSE: AWK www.amwater.com

September 2011
1) Water Companies Include: AWR, CTWS, CWT, MSEX, SJW,
WTR, YORW.
2) Gas Companies include ATO, LG, GAS, NWN, PNY, SJI, SWX,
WGL.
3) Regulated Electric Companies include HE, NU, TE, LNT, XEL,
SO, CNP, PCG, SCG, POR, DUK, UIL, PGN, AEP.
4) Average monthly dividend yield for 2008 – 2010 period.
5) Non GAAP: American Water EPS adjusted to exclude impairment charges.
American Water’s Past Performance and Future Growth
Expectations Compare Very Favorably vs Water, Electric
and Gas Peers
Source:  Thomson Reuters
* For AWK represents 7-10% Long Term  EPS CAGR  market guidance . All other data from First Call
Consensus Estimates
** as of 9/13/11
Note: Consensus Estimates are calculated by First Call based on the earnings projections made by the analysts who cover companies noted (other than AWK). Please note that any opinions, estimates or forecasts regarding performance made by these analysts (and therefore the Consensus estimate numbers)
are theirs alone and do not represent opinions, forecasts or predictions of American Water or its management.
2008 – 2010
EPS CAGR + Average Dividend Yield
(4)
Total Shareholder Return
(Long Term Expected EPS Growth* and
Dividend Yield**)

23.00
21.00
19.00
17.00
15.00
13.00
11.00
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
YORW
SJW
WTR
CTWS
MSEX
PNY
WGL
CNP
NWN
UIL
SO
AWK
HE
SJI
CWT
SWX
PGN
AWR
ATO
XEL
NU
DUK
TE
LNT
LG
SCG
AEP
POR
PCG

AMERICAN WATER | NYSE: AWK

www.amwater.com

September 2011
P/E Compared with Total Return
Source:  Thomson Reuters
* PE data as of September 2011
American Water’s Higher Growth Expectations are not
Fully Reflected in its PE Multiple
Forward P/E
Expected Total Return

$0.24
$0.23
$0.22
$0.21
$0.20
$0.19
$0.18
5.0% dividend increase year over year
$0.20
$0.21
$0.22
$0.23
2008
2009
2010
2011

AMERICAN WATER | NYSE: AWK
www.amwater.com

September 2011
Recent Dividend History
• Key component of American
Water’s total shareholder return
proposition
• Dividend Growth – Board of
Directors increased dividend 5%
to $0.23 or $0.92 annualized
• Dividend Yield – 3.19% at
9/13/11
• Growth in Dividend reflects
growth in Net Income

Quarterly Dividend Rate Increases

Regulated
Businesses
provide earnings
stability
Solid track record
of Shareholder
Value creation
Continued growth
opportunities
driven by industry
needs
Stable Dividend
Growth
American Water’s Value Proposition
American
Water
NYSE: AWK
September 2011

# WE CARE ABOUT WATER.
# IT'S WHAT WE DO.

AMERICAN WATER | NYSE: AWK www.amwater.com

September 2011
Investor Relations Contacts:
Ed Vallejo
Vice President – Investor Relations
Edward.vallejo@amwater.com
Muriel Lange
Manager – Investor Relations
Muriel.lange@amwater.com
Tel: 856-566-4005
Fax: 856-782-2782

Appendix

Fuel Oil and Other Fuels 3%
Water and Other Public Services 13%
Electricity 36%
Natural Gas 15%
Telephone 33%

Source: Bureau of Labor Statistics, CES
Based on the average four-person household in 2007.

30% Outdoor Water Use
Leaks 14%
Toilet 27%
Bath 2%
Shower 17%
Other 1%
Dishwasher 1%
Faucet 16%
Laundry 22%
70% Indoor Water Use

Source: American Water Works Association

AMERICAN WATER | NYSE: AWK www.amwater.com

September 2011 Water Utility Expenditures 28 Water vs Other Utility Expenditures Water Use in the Home

September 2011
Rate of Return Regulation in the United States
Prudent Investment Drives Need for Rate Cases
Operating
Expenses
Taxes,  Depr &
Amortization
WACC
Establish
Rate
Base
Allowed
Return
Allowed
Return
Revenue
Requirement
Step 2
Step 1
+ +
x
=
=

American Water has experience in securing appropriate rates of return and promoting constructive regulatory frameworks

Operating Subsidiary

AMERICAN WATER | NYSE: AWK
www.amwater.com

September 2011
AW Parent
Company
Equity
Debt
Equity (Capex)
Operating Expenses
Debt
Regulatory
Treatment
Net Income
Impact
• Neutral, if interest costs
are deemed prudent
and fair to the
consumer by regulator
How is Net Income Generated in Rate of Return Regulation?
Pass Through
1:1
Pass Through
1:1
Return of
(Depreciation)
Return on Equity
(ROE)
Debt
Equity
• Neutral, if all operating
expenses are deemed
prudent and fair to the
consumer by regulator
• Depreciation is neutral
if all depreciable assets
are in rate base
• Rate Base x Earned
ROE + Gross Up for
Taxes is Added
Revenue
* Assuming no regulatory lag between rate cases

If all assets are included in the Company’s Rate Base and all operating expenses are deemed prudent and recoverable by regulator, Company earns allowed ROE*

September 2011

Rate Cases Awaiting Final Order
Docket / Annualized Revenue ROE Rate Base Filing
Case Number Date Filed Increase Filed Requested (Filed) Status
California A 10-07-007 07/01/10 37.3 10.20% 409.6 3
Arizona W-01303A-10-0448 11/03/10 20.4 11.50% 149.2 2
Hawaii 2010-0313 02/22/11 1.8 11.85% 25.2 3
Pennsylvania R-2011-2232243 04/29/11 70.7 11.50% 2,096.2 2
New York 11-W-0200 04/29/11 9.6 11.50% 126.9 2
Iowa RPU-2011-0001 04/29/11 5.1 11.35% 88.9 5
Indiana 44022 05/02/11 20.4 11.50% 733.4 2
New Mexico 11-00196-UT 05/18/11 2.6 11.75% 33.6 2
Missouri WR-2011-0037 06/30/11 42.9 11.50% 849.1 2
Ohio 11-4161-WS-AIR 07/01/11 8.3 11.50% 92.3 1
New Jersey WR11070460 07/29/11 95.5 11.50% 2,059.7 1
Total 314.6 $                      6,664.1 $
Note:  Above excludes rate case file in 2007 for Hawaii for which interim rates have been in effect since October 2008
Index of Rate Case Status
1 - Case Filed
2 - Discovery (Data Requests, Investigation)
3 - Negotiations / Evidentiary Hearings / Briefings
4 - Recommended order issued / settlement reached, without interim rates
5 - Interim rates in effect, awaiting final order
General Rate Cases Awaiting Final Order (as of September 2011)

September 2011
Rate Cases and Infrastructure Charges Awarded That Will Have an
Impact on 2011 Results (As of September 2011)

Annualized
($ in millions) Effective Date ROE Increase to
for new rates Granted Revenue
General Rate Cases:
Illinois 4/23/2010 10.38% 41.4 $
New Mexico (Edgewood) ** 5/10/2010 10.00% 0.5
Indiana 5/3/2010 10.00% 31.5
Virginia (Eastern) 5/8/2010 10.50% 0.6
Ohio ** 5/19/2010 9.34% 2.6
Missouri 7/1/2010 10.00% 28.0
California  (Sac, LA, Lark) 7/1/2010 10.20% 14.6
Michigan 7/1/2010 10.50% 0.2
Kentucky 10/1/2010 9.70% 18.8
New Jersey 1/1/2011 10.30% 39.9
Pennsylvania Wastewater 1/1/2011 10.60% 8.4
Arizona  ** 1/1/2011 9.50% 14.7
Tennessee 4/5/2011 10.00% 5.6
West Virginia 4/19/2011 9.75% 5.1
Virginia 4/6/2011* 10.20% 4.8 *
Subtotal - General Rate Cases 216.7 $
Infrastructure Charges:
Pennsylvania 19.3
Indiana 5.4
Missouri 6.3
Illinois 1.7
Other 1.6
Subtotal - Infrastructure Charges 34.3 $
Total 251.0 $
* Includes non-jurisdictional components of approximately $0.5 million. The effective dates the specific customers and were either August 2010 or January 1, 2011.
** In process of being sold

The Value of Water Service
PENNSYLVANIA AMERICAN WATER
How much do you pay?
If you had to guess, what does the average Pennsylvania American Water customer pay for one gallon of tap water delivered to their home?
☐ One dollar or more
☐ 50 cents to one do
☐ 2 cents to 50 cent
☐ About a penny
See answer on back.

Correct Answer:
☑ About a penny
That's right! Pennsylvania American Water customers pay about a penny per gallon for their tap water.
The value of water service is unbeatable.
What else can you have delivered directly to your home or business 24 hours a day, 365 days per year at that price? Think about it. We use water everyday at home for drinking, cooking and cleaning. And, it is essential in our communities for agriculture, fire fighting, health services and economic development.
From our certified plant operators and water quality specialists to our engineers and dedicated distribution crews, our team of experts is committed to providing high-quality, reliable service that meets all state and federal drinking water standards.

A Gallon of High-Quality Water Delivered to Your Home for Less Than a Penny
Tennessee American Water and our employees are focused on delivering high-quality water and reliable service.
Delivering high-quality water to your home for less than a penny a gallon.
TENNESSEE AMERICAN WATER

WE ARE INVESTED IN PENNSYLVANIA
Millions invested, yet water costs about a penny per gallon!
In 2010, Pennsylvania American Water invested more than $200 million in our treatment and distribution facilities statewide. At the same time, a gallon of our tap water costs about a penny per gallon. That's an exceptional value.
To learn more, visit www.pennsylvaniaamwater.com.
WE CARE ABOUT WATER. IT'S WHAT WE DO.®
PENNSYLVANIA AMERICAN WATER

AMERICAN WATER | NYSE: AWK www.amwater.com

September 2011
American Water Continues to Educate Consumers
about Needed Infrastructure Investments
•
Open houses/tours
•
Speaking forums
•
News releases/op-eds
•
Media pitching
•
Bill inserts
•
Flyers
•
Advertising
•
Community events
•
Public official meetings
•
White papers

Infrastructure Surcharges: A Viable Mechanism to
Address Regulatory Lag
• Infrastructure Surcharges allow companies to recover
infrastructure replacement costs without necessity of filing full rate proceeding
• States that currently allow use of infrastructure surcharges
Pennsylvania
Indiana
Illinois
Ohio
• Surcharges are typically reset to zero when new base rates become effective and incorporate the costs of the previous
surcharge investments
Delaware
New York
Missouri (St Louis County)
California - Trial basis

September 2011

Pennsylvania American Water Company
Miles of Main Replaced and Years to Replace Mains in Distribution System
300
250
200
150
100
50
0
225
187
161
203
162
152
247
177
166
170
111
124
101
125
122
126
25
40
47
38
48
53
36
51
55
54
83
74
95
76
81
78
Prior to DSIC
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Years to Replace Main in Distribution System
Miles of Main Replaced

AMERICAN WATER | NYSE: AWK
www.amwater.com

September 2011 Case in Point: Increased Investment in Pennsylvania’s Infrastructure 35

SUSQUEHANNA
HALLSTEAD
THOMPSON
WARREN
KANE
SCRANTON
MILFORD
LANDING
CLARION W/WW
WILKES-BARRE
SILVER
HICKORY
NEW CASTLE
PHILLIPSBURG
NITTANY
POCONO W/WW
BUTLER
MILTON
BERWICK
LEHMAN PIKE W/WW
PUNXSUTAWNEY
BOGGS
BANGOR
ELLWOOD
KITTANNING
FRACKVILLE
NAZARETH
INDIANA
PITTSBURGH
GOLDEN OAKS
SPRING
YARDLEY
HERSHEY
GLEN ALSACE
MECHANICSBURG
ROYERSFORD
NORRISTOWN
CLAYSVILLE W/WW
CONNELLSVILLE
UNIONTOWN
COATESVILLE W/WW
LAKE HERITAGE
PAWC Service Areas
Marcellus Wells Drilled
Marcellus Shale Formation

PENNSYLVANIA AMERICAN WATER

Information Source: 8/26/11 http://www.dep.state.pa.us/dep/deputate/minres/oilgas/new_forms/marcellus/marcellus.htm

AMERICAN WATER | NYSE: AWK www.amwater.com

September 2011

Marcellus Shale: Possible Opportunities for
Growth
• Marcellus Shale formation covers 2/3
of Pennsylvania
• 363 trillion cubic feet of natural gas is
estimated to be captured in
Pennsylvania’s shale formation
• Many of the 390 communities that we
serve are in areas where drilling is
taking place
• PAW is currently selling water to gas
drillers at 29 distribution points in
Pennsylvania, primarily in Western PA
and some in Northeast PA
• PAW sold 115.3 million gallons of
water to gas drillers from January
through June of 2011, producing
$702,000 in revenues
• 3,792 Marcellus Shale wells drilled
from 2008 to July 2011
Pennsylvania American Water Service Areas with DEP Bureau oil and gas Marcellus Shale wells drilled between 2008-2011
Realizing additional revenues from water sales to drilling
companies while remaining vigilant in protecting our water sources

$ millions
Total LT Debt *:
$5,346M
$1
$209
$790
$699
$70
$815
$527
$485
$255
$1,487

AMERICAN WATER | NYSE: AWK
www.amwater.com

September 2011
Debt Maturities
(as of 6/30/2011)

$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
2011 - 2015 2016 - 2020 2021 - 2025 2026 - 2030 2031 - 2035 2036 - 2040
* Excludes Preferred Stock with Mandatory Redemptions and Capital Leases
Weighted Average Interest Rates
Parent Company Debt
5.3%
5.9%
5.9%
6.4%
6.3%
6.0%
$100 million of Parent Company debt swapped from 6.085% to 6 month LIBOR + 3.422%

September 2011
Financial Tables:
GAAP and Non-GAAP Measures, Rate Base
Rate Base as of June 30, 2011
(1)
($ in Thousands)
Net Utility Plant $10,463,211
Less
Advances for Construction 396,440
CIAC – Contributions in Aid of Construction 940,819
Deferred income taxes 1,163,854
Deferred investment tax credits 30,198
Sub Total $2,531,311
Rate Base TOTAL $7,931,900
(1) An approximation of rate base, which includes Net Utility Plant not yet included in rate base pending rate case filings/outcomes

Net Income (Loss) – Earnings per Share
Excluding Impairment Charge
(A Non-GAAP Unaudited Number)*
Historical
For the Year Ended December 31,
($ in thousands, except per share data) 2008 2009 2010
Net income (Loss) ($562,421) ($233,083) $267,827
Add:  Impairment 750,000 450,000 0
Net income excluding impairment charge before associated
tax benefit 187,579 216,917 267,827
Less: Income tax benefit relating to impairment charge 11,525 6,976 0
Net income excluding impairment charge $176,054 $209,941 $267,827
Basic earnings per common share excluding impairment
charge:
Net income excluding impairment charge $1.10 $1.25 $1.53
Diluted earnings per common share excluding impairment
charge:
Net income excluding impairment charge
$1.10 $1.25 $1.53
*A Non-GAAP number, excluding net impairment charges for 2009 and 2008 of $(443,024) and $(738,475), respectively.

Income Statement
Three Months Ended
June 30,
Six Months Ended
June 30,
2011 2010 2011 2010
Operating revenues
$ 674,248 $ 634,910 $ 1,276,070 $ 1,192,930
Operating expenses
Operation and maintenance
332,310 314,016 647,677 614,599
Depreciation and amortization 87,654 81,695 174,603 162,754
General taxes 53,096 50,889 108,815 103,743
Loss (gain) on sale of assets 28 26 296    (45)
Total operating expenses, net
473,088 446,626 931,391 881,051
Operating income
201,160 188,284 344,679 311,879
Other income (expenses)
Interest, net (78,504) (78,444) (154,724) (156,888)
Allowance for other funds used during construction 2,535 2,305 5,363 4,414
Allowance for borrowed funds used during construction 1,198 1,194 2,402 2,547
Amortization of debt expense (1,255) (735) (2,547) (1,927)
Other, net 679 1,987 (475) 2,059
Total other income (expenses) (75,347) (73,693) (149,981) (149,795)
Income from continuing operations before income taxes
125,813 114,591 194,698 162,084
Provision for income taxes 51,160 46,570 79,315 64,880
Income from continuing operations 74,653 68,021 115,383 97,204
Income from discontinued operations, net of tax 9,913 4,730 16,515 6,355
Net income $ 84,566 $ 72,751 $ 131,898 $ 103,559
Basic earnings per common share: (a)
Income from continuing operations $     0.43 $    0. 39 $        0.66 $        0.56
Income from discontinued operations, net of tax $     0.06 0.03 $        0.09 0.04
Net income $     0.48 $     0.42 $        0.75 $       0.59
Diluted earnings per common share: (a)
Income from continuing operations $     0.42 $    0. 39 $        0.65 $        0.56
Income from discontinued operations, net of tax $     0.06 $     0.03 $        0.09 $     0.04
Net income $     0.48 $     0.42 $        0.75 $       0.59
Average common shares outstanding during the period:
Basic
175,469 174,774 175,364 174,747
Diluted
176,436 174,850 176,273 174,820
Dividends per common share $ 0.45 $ 0.21 $ 0.67 $ 0.42
(a) Amounts may not sum due to rounding

September 2011

September 2011
Reconciliation Tables
In thousands
2011 2010 2011 2010
Total Regulated Operation and Maintenance Expenses 271,383 $     261,711 $     536,336 $     512,964 $
Less:  Regulated Purchased Water Expenses 25,565           26,063           46,380           46,421
Adjusted Regulated Operation and Maintenance Expenses (a) 245,818 $     235,648 $     489,956 $     466,543 $
Total Regulated Operating Revenues 594,441 $     566,002 $     1,122,722 $  1,055,457 $
Less:  Regulated Purchased Water Revenues* 25,565           26,063           46,380           46,421
Adjusted Regulated Operating Revenues (b) 568,876 $     539,939 $     1,076,342 $  1,009,036 $
Regulated Operations and Maintenance Efficiency Ratio = (a)/(b) 43.2% 43.6% 45.5% 46.2%
*As revenues not tracked in this manner, calculation assumes that purchased water revenues approximate purchased water expenses
Six Months Ended
June 30,
Regulated Operations and Maintenance Efficiency Ratio (A Non-GAAP, unaudited measure)*
Three Months Ended
June 30,

* O&M Efficiency Ratio (A Non-GAAP, unaudited measure) = operating and maintenance expenses / revenues, adjusted to eliminate revenues and expenses related to purchased water .
* Quarterly data reflects the effect of discontinued operations.

September 2011
Reconciliation Tables

* Net Income and EPS include the cessation of depreciation worth $3.2 million after tax, or $0.02 per share and $7.9 million after tax and $0.04 per share for the three and six months ended June 30, 2011, respectively, on assets under agreement for sale .
In thousands
Three Months Ended Six Months Ended
June 30, June 30,
2011 2011
Net income 84,566 $       131,898 $
Less: Cessation of depreciation, net of tax 3,159 7,888
Net income, exclusive of the cessation of depreciation associated with assets of
discontinued operations 81,407 $       124,010 $
Basic earnings per common share:
GAAP net income $0.48 $0.75
Diluted earnings per common share:
GAAP net income $0.48 $0.75
Basic earnings per common share:
Adjusted net income $0.46 $0.71
Diluted earnings per common share:
Adjusted net income $0.46 $0.70
Net income, exclusive of the cessation of depreciation associated with assets of discontinued operations (a Non-GAAP, unaudited measure)*

September 2011
Balance Sheet Reconciliation for ROE
Return on Equity*
In thousands
LTM
Ended
6/30/11
Total LTM Net income       $    296,166
Less:  Cessation of depreciation, net of tax 7,888
LTM net income, exclusive of the cessation of depreciation associated with assets of discontinued operations (a) $    288,278
Common Stockholders equity $ 4,157,920
Cessation adjustment 7,888
Common Stockholders equity, adjusted (b) $ 4,150,032
LTM Adjusted ROE % = (a)/(b) 6.95%
* 2011 net income is adjusted for cessation of depreciation associated with assets of discontinued operations;  there were no discontinued
operations in prior periods.